           EXHIBIT 10.6 - FORM OF NONQUALIFIED OPTION AWARD AGREEMENT;

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



                       NONQUALIFIED OPTION AWARD AGREEMENT
                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      This Non-Employee Director Option Award Agreement is by and between SalesLogix Corporation (the "Company") and the grantee whose name and signature is set forth on the final page of this Agreement (the "Director").

      WHEREAS, pursuant to the Company's 1999 Non-Employee Director Stock Option
Plan (the "Plan") on                 (the "Grant Date"), the Director was
automatically granted an option (the "Option") to purchase the number of shares of the Company's Common Stock, $0.001 par value set forth on the final page of this Agreement (the "Stock"), at the price per share set forth on the final page of this Agreement, subject to execution and delivery by the Director of this Agreement; and

      WHEREAS, the Director desires to accept the Option on the terms and conditions set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Governing Terms. The Option is subject to the terms and conditions of the Plan and the terms and conditions as set forth in this Award Agreement (collectively the "Agreement"). The terms of the Plan are incorporated by reference in this Award Agreement and govern the granting, holding and exercise of the Option as though set forth herein in full. The Director acknowledges that he or she has received and reviewed a copy of the Plan. All capitalized terms used in this Award Agreement and not otherwise defined herein shall have the meanings expressly assigned thereto in the Plan.

      2. Exercise Procedure. The Director may exercise the Option only by delivery to the Company (in care of its Secretary) at the principal offices of the Company, presently located at 8800 North Gainey Center Drive, Suite 200, Scottsdale, Arizona 85258, written, irrevocable notice of exercise in the form attached to this Agreement as Exhibit B, specifying the number of shares with respect to which the Option is being exercised, together with payment of the exercise price for those shares in cash or by check. Any other form of exercise or tender may be refused by the Company, acting through the Board or otherwise, in its discretion.

      3. Governing Law. The Plan and this Option granted to the Director thereunder are governed by, and shall be interpreted according to, the laws of the State of Arizona without giving effect to the principles of conflicts of law.

      4. Further Assurances. Each party hereto agrees to do all such things and take all such actions, and to make, execute and deliver such other documents and instruments, as shall be reasonably requested to carry out the provisions, intent and purpose of this Agreement.

      5. Representations and Warranties. The Director hereby represents and warrants to the Company that receipt of this Option is not contrary to any policy or agreement of my employer(s).

      BECAUSE THE TAX EFFECT MAY VARY DEPENDING ON THE DIRECTOR'S INDIVIDUAL CIRCUMSTANCES, AND THE TAX LAWS MAY CHANGE FROM TIME TO TIME, IT IS STRONGLY RECOMMENDED THAT THE DIRECTOR CONSULT WITH TAX COUNSEL OR A TAX ADVISOR IN ORDER TO REALIZE ANY AVAILABLE TAX BENEFITS, OR ADDRESS ANY POTENTIAL ADVERSE TAX CONSEQUENCES, ASSOCIATED WITH THIS OPTION.

      THIS AWARD AGREEMENT ONLY GRANTS THE OPTIONS DESCRIBED ABOVE AND NOTHING IN THE PLAN OR THIS AWARD AGREEMENT SHALL MAKE THE DIRECTOR AN EMPLOYEE OR AGENT OF THE COMPANY FOR ANY PURPOSE WHATSOEVER, NOR CONFER UPON DIRECTOR ANY RIGHT TO CONTINUE AS A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY OR SHALL AFFECT ANY RIGHT OF THE COMPANY, ITS BOARD, OR STOCKHOLDERS TO TERMINATE THE SERVICE OF DIRECTOR WITH OR WITHOUT CAUSE.

      Number of Option Shares granted:  <<Shares>>

      Exercise price per share: <<Shares>>

                                       SALESLOGIX CORPORATION



                                       By:   _______________________________
                                       Name: Patrick M. Sullivan
                                       Its:  President

                                       Date: _______________________________



                                       _____________________________________
                                       <<NAME>>

                                       Date: _______________________________

                                   EXHIBIT "A"

                             SALESLOGIX CORPORATION

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.    PURPOSE

      (a) The purpose of the SalesLogix Corporation Non-Employee Director Stock Option Plan (the "Plan") is to provide a means by which each director of SalesLogix Corporation, a Delaware corporation (the "Company"), who is not otherwise an employee of the Company or of any subsidiary of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase Common Stock of the Company ("Common Stock"), to assist in attracting and retaining the services of such persons as members of the Board of Directors, to further align their interests with the stockholders and to provide compensation for such persons for serving on the Board.

      (b) Options issued under the Plan shall not be incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.    ADMINISTRATION AND EFFECTIVE DATE

      (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in Section 2(b).

      (b) The Board may from time to time delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

      (c) The Plan shall be effective on the consummation of the offering described in the Company's initial Registration Statement on Form S-1 under the Securities Act of 1933 covering shares of Common Stock in an underwritten public offering, or the date on which the Plan is approved by the stockholders of the Company, whichever is later (the "Effective Date"), and shall continue until terminated in accordance with Section 11.

3.    SHARES SUBJECT TO THE PLAN

      (a) Options to purchase Common Stock shall be automatically granted to Non-Employee Directors in accordance with this Plan. Options granted hereunder to purchase Common Stock shall be hereinafter referred to as an "Option" or "Options." Subject to the provisions of Section 10, the maximum aggregate number of shares of Common Stock reserved and available for granting of Options hereunder shall be 200,000 shares of Common Stock, plus an annual increase to be added automatically at the conclusion of each annual meeting of the Company's stockholders equal to (i) the aggregate number of shares determined by multiplying


                                   Ex. A - 1
the total number of Non-Employee Directors then in office by 12,500, or (ii) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall be added to the aggregate number of Shares available for issuance under the Plan.

      (b) If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Option shall again become available for issuance under the Plan. Any shares of stock tendered to or withheld by the Company as payment of the exercise price of an Option or for withholding taxes in connection with such exercise shall again become available for issuance under the Plan.

      (c) Common Stock subject to the Plan may be authorized and unissued shares or treasury shares.

4.    ELIGIBILITY

      Options shall be granted only pursuant to the express terms of this Plan to Non-Employee Directors of the Company who have advised the Company in writing that the receipt of such Option is not contrary to any policy or agreement of such Non-Employee Director's employer.

5.    NON-DISCRETIONARY GRANTS

      (a) Each person who is a Non-Employee Director on the Effective Date, and each person who is after the Effective Date elected for the first time to be a Non-Employee Director of the Company shall, upon the Effective Date or the date of his or her initial designation to be a Non-Employee Director, as the case may be, be automatically granted an Option to purchase [12,500] shares of Common Stock on the terms and conditions set forth herein.

      (b) Beginning on the date of the Company's first annual meeting of stockholders in the year following the Effective Date and on each annual meeting of stockholders thereafter so long as the Plan remains in effect, each Non-Employee Director shall be automatically granted an Option to purchase [12,500] shares of Common Stock on the terms and conditions set forth herein, provided such Non-Employee Director remains a director immediately after such annual meeting, unless such Non-Employee Director has elected not to receive such Option by written notice delivered to the Board prior to the date of such annual meeting.

6.    OPTION PROVISIONS

      Each Option shall be subject to the following terms and conditions:

      (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) An Option shall vest (i.e., become exercisable) with respect to each optionee in sixteen (16) equal quarterly installments on the three, six, nine and twelve month anniversaries of the date of grant of the Option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director of the Company, whereupon


                                   Ex. A - 2
such Option shall become fully exercisable in accordance with its terms with respect to that installment of shares.

      (c) The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the date such Option is granted. The "Fair Market Value" shall mean, as of any date, the value of Common Stock determined by the Board in good faith using such methods or procedures as may be established from time to time by the Board. Unless otherwise determined by the Board, the Fair Market Value of Common Stock as of any date shall be the mean between the bid and asked quotations for the Common Stock on that date as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or, if there are no bid or asked quotations on such date, the mean between the bid and asked quotations on the next preceding date for which quotations are available. If the Common Stock is subsequently listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, the Fair Market Value shall be the closing price on such date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

      (d) (i) In the event the optionee ceases to be a member of the Board for any reason other than death or disability, any then unexercised Options granted to such optionee shall, to the extent not then exercisable pursuant to Section 6(b) above, be immediately terminated and become void, and any Options which are then so exercisable but have not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, only to the extent they are then exercisable, by the optionee during the period ending on the earlier of (A) three (3) months from the date the optionee so ceases to be a member of the Board or (B) the expiration of the Option.

            (ii) In the event that the optionee ceases to be a member of the Board by reason of disability or death, any then unexercised Options granted to such optionee shall, to the extent not then exercisable pursuant to Section 6(b) above, be immediately terminated and become void, and any Options which are then so exercisable but have not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, only to the extent they are then exercisable, by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) during the period ending on the earlier of (A) six (6) months from the date the optionee so ceases to be a member of the Board or
      (B) the expiration date of the Option.

      (e) Notwithstanding anything herein to the contrary, the right to exercise Options granted hereunder shall be subject to the following limitations:

            (i) Options may not be exercised unless the optionee, at the time he exercises the Option, is a member of the Board, except as provided in Sections 6(d)(i) and (ii) above.

            (ii) No fractional shares may be purchased under Options granted hereunder.

      (f) Options may be exercised by giving written notice to the Company by registered/certified mail, return receipt requested, postage prepaid or in person addressed to the


                                   Ex. A - 3

Secretary, specifying the number of shares being purchased, accompanied by payment of the full option price of the shares being purchased. Payment of the option exercise price may be:

            (i) in cash or by bank-certified, cashier's, or personal check;

            (ii) by surrender of (or attestation to the ownership of) Common Stock valued at Fair Market Value on the date new Common Stock is purchased under the Plan; provided, however, that such surrender or attestation shall not be permitted if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Award for financial reporting purposes;

            (iii) provided that a public market for the Common Stock then exists: (A) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; (B) through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the Option and to pledge the Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (C) through any other "cashless exercise" procedure approved by the Board; or

            (iv) by any combination of the above, or any other method of payment acceptable to the Board.

      (g) Notwithstanding anything herein to the contrary, shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange or quotation service upon which the shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      (h) No right or interest of an optionee in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such optionee to any other party other than the Company. Except as otherwise provided below, no Option shall be assignable or transferable by an optionee other


                                   Ex. A - 4
than by will or the laws of descent and distribution or, pursuant to a qualified domestic relations order as defined in Section 414(p)(1)(A) of the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Board may allow an optionee to assign or otherwise transfer all or a portion of the rights represented by the Option to specified individuals or classes of individuals, or to a trust benefiting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Board deems appropriate.

            (i) The Company shall have the authority and the right to deduct or withhold, or require an optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event relating to the issuance of Common Stock under the Plan, optionees may elect (the "Election"), on or prior to the date of such taxable event, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes. The Board may disapprove any Election or may suspend or terminate the right to make Elections. An Election is irrevocable. The Board may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Common Stock as set forth above.

7.    COVENANTS OF THE COMPANY

      During the terms of the Options granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

8.    USE OF PROCEEDS FROM STOCK

      Proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

9.    NO RIGHTS TO SHARES OR DIRECTORSHIP

      (a) Neither an optionee nor any person to whom an Option is transferred under Section 6(h) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue as a member of the Board of Directors of the Company or shall affect any right of the Company, its Board, or stockholders to terminate the service of any Non-Employee Director with or without cause.

10.   ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE

      (a) General; Adjustments. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the Common Stock, a combination or consolidation of the outstanding Common Stock (by


                                   Ex. A - 5
classification or otherwise) into a lesser number of shares of Common Stock, a recapitalization, a spin-off or a similar occurrence, the Board shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of
(i) the number of shares of Common Stock available for future Options under
Section 3, (ii) the number and kind of shares of stock covered by each outstanding Option or (iii) the exercise price under each outstanding Option. Except as provided in this Section, an optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      (b) Dissolution or Liquidation. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

      (c) Acceleration; Change in Control. In its sole discretion, the Board may waive or accelerate vesting of Options, or waive or extend expiration dates (other than the final expiration date set forth in Section 6(a) above). In addition, vesting shall automatically be deemed waived on the date which is thirty (30) days prior to a "Change in Control". For purposes of this Agreement, "Change of Control" means each of the following:

            (i) Any transaction, or series of transactions, whereby any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act, excluding affiliates of the Company as of the effective date of such transaction, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

            (ii) Any merger, consolidation, or liquidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities, or other property, other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and all then outstanding Options are assumed by the successor corporation, which assumption shall be binding on all optionees; or

            (iii) The sale, transfer, or other disposition of all or substantially all of the assets of the Company.

11.   AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN

      (a) Amendments. With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan. However, without approval of the stockholders of the Company (if required in accordance with the Code, the Exchange Act, the rules and regulations thereunder or other applicable law and rules), no such termination, amendment, or modification may:

            (i) Materially increase the total number of shares of Common Stock that may be issued under the Plan, except as provided in Section 10(a);


                                   Ex. A - 6

            (ii) Materially modify the eligibility requirements for participation in the Plan;

      or

            (iii) Materially increase the benefits accruing to optionees under the Plan.

Any such termination, amendment, or modification shall comply with such other requirements as may be required by the Code, by the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction.

      (b) Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the optionee.

12.   MISCELLANEOUS

      (a) Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an optionee pursuant to an Option, nothing contained in the Plan or any instrument issued thereunder shall give the optionee any rights that are greater than those of a general creditor of the Company.

      (b) Securities Law Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 or its successors under the Exchange Act. To the extent any provision of the Plan or any instrument issued thereunder or any action by the Board fails to so comply, it shall be void to the extent required by law and voidable as deemed advisable by the Board.

      (c) Governing Law. The Plan and all instruments issued thereunder shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to the principles of conflicts of law.

      (d) Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting to directors of stock options or other rights otherwise than under the Plan.


                                   Ex. A - 7

                                   EXHIBIT "B"

                          NOTICE OF EXERCISE OF OPTION
                              TO PURCHASE SHARES OF
                             SALESLOGIX CORPORATION
                          AND RECORD OF STOCK TRANSFER

      The undersigned hereby exercises the Option granted to it by SalesLogix Corporation (the "Company") under the 1999 Non-Employee Director Stock Option Plan (the "Plan"), subject to all the terms and provisions referred to in the Plan, and notifies the Company of the undersigned's desire to purchase _______ shares of Common Stock of the Company which were offered to the undersigned pursuant to said Option. Enclosed is (a) the undersigned's check in the sum of $_______ in full payment for such shares.

      The undersigned represents that he, she or it has read and fully understand the Plan. The undersigned agrees to indemnify the Company and its subsidiaries, together with their respective officers and directors, against any and all liabilities, losses, damages and expenses (including reasonable attorney fees) arising from or in connection with any disposition of the shares hereby being acquired, or any interest therein, in violation of applicable securities laws or regulations.



Dated:_______________





                                                ________________________________

                                                Print Name:_____________________


                                   Ex. B - 1

      Receipt is hereby acknowledged of the delivery to the undersigned by SalesLogix Corporation on _______ of stock certificates for _______ shares of Common Stock purchased by the undersigned pursuant to the terms and conditions of the Plan referred to above, which shares were transferred to the undersigned on SalesLogix Corporation's stock record books on
_____________________________.





                                                ________________________________

                                                Print Name:_____________________


                                   Ex. B - 2